Exhibit 99.03

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Condensed Consolidated Financial Statements

For the Period Ended September 30, 2011 and December 30, 2010

(Unaudited)

Index

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations	3

Condensed Consolidated Statements of Cash Flows	4

Condensed Consolidated Statement of Stockholders’ Equity (Deficit)	5

Condensed Consolidated Notes to the Financial Statements	6

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Condensed Consolidated Balance Sheets

(Expressed in US dollars)

(unaudited)

	September 30, 2011 $	December 31, 2010 $

ASSETS

Cash	959,090	47,481
Prepaid expenses	353,500	5,700
Other current assets	98,452	11,970

Total Current Assets	1,411,042	65,151

Property and equipment, net	24,726	1,208
Intangible assets, net	1,604,220	1,151,522

Total Assets	3,039,988	1,217,881

LIABILITIES

Accounts payable and accrued liabilities	192,152	228,000
Accrued officer salaries	20,373	15,000
Notes payable	–	59,943
Related party payables	188,955	245,867
Notes payable – related party	1,110,000	900,000

Total Current Liabilities	1,511,480	1,448,810

Grant repayable	653,563	--

Total Liabilities	2,165,043	1,448,810

STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock (Note 7)
Authorized: unlimited shares, no par value
Issued and outstanding: 6,908,652 and 4,144,967 common shares, respectively	2,997,025	672,483
Additional paid-in capital	464,321	–
Share subscriptions received	–	30,000
Other Comprehensive Income	(1,295)	(39,292)
Deficit accumulated during the development stage	(2,585,106)	(894,120)

Total Stockholders’ Equity (Deficit)	874,945	(230,929)

Total Liabilities and Stockholders’ Equity (Deficit)	3,039,988	1,217,881

(The accompanying condensed consolidated notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Condensed Consolidated Statements of Operations

(Expressed in US dollars)

(unaudited)

	For the three months ended September 30, 2011 $	For the period from August 5, 2010 (Date of Inception) to September 30, 2010 $	For the nine months ended September 30, 2011 $	For the period from August 5, 2010 (Date of Inception) to September 30, 2011 $

Revenue	–	–	–	–

Expenses

Depreciation and amortization	30,053	–	77,615	98,716
General and administrative	80,737	363,775	280,679	930,353
Salaries and office administrative fees	158,267	19,980	435,941	580,162
Stock compensation	258,969	–	390,530	390,530
Research and development	202,268	–	506,221	585,345

Total Operating Expenses	730,294	383,755	1,690,986	2,585,106

Net Loss	(730,294)	(383,755)	(1,690,986)	(2,585,106)

Net Loss per Share – Basic and Diluted	(0.12)	(0.14)	(0.34)

Weighted Average Shares Outstanding – Basic and Diluted	5,898,270	2,763,159	4,950,534

(The accompanying condensed consolidated notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Condensed Consolidated Statements of Cash Flows

(Expressed in US dollars)

(unaudited)

	For the nine months ended September 30, 2011	For the period from August 5, 2010 (Date of Inception) to September 30, 2010	For the period from August 5, 2010 (Date of Inception) to September 30, 2011
	$	$	$

Operating Activities

Net loss	(1,690,986)	(383,755)	(2,585,106)

Adjustments to net loss relating to non-cash operating items:
Depreciation	77,615	–	98,717
Warrants granted for services	390,530	–	390,530
Common stock issued for services	362,484	350,001	797,644

Changes in operating assets and liabilities:
Prepaid expenses	(3,500)	(5,700)	(9,200)
Other current assets	(83,407)	–	(61,894)
Accounts payable and accrued liabilities	(74, 982)	3,414	122,351
Accrued officer salaries	5,424	–	20,424
Related party payables	(62,077)	37,769	(29,923)

Net Cash Provided By ( Used In ) Operating Activities	(1,078,899)	1,729	(1,256,457)

Investing Activities

Purchases of property and equipment	(24,526)	–	(24,526)

Net Cash Used in Investing Activities	(24,526)	–	(24,526)

Financing Activities

Proceeds from issuance of common shares	1,655,849	–	1,923,172
Grants received	676,347	–	676,347
Proceeds from note payable	–	–	59,943
Repayment of notes payable	(59,942)	–	(59,943)
Repayment of note payable – related party	(255,807)	–	(355,807)

Net Cash Provided By Financing Activities	2,016,447	–	2,243,712

Effect of foreign exchange on cash	(1,413)	–	(3,639)

Increase in Cash	911,609	1,729	959,090

Cash – Beginning of Period	47,481	–	–

Cash – End of Period	959,090	1,729	959,090

Supplemental Disclosures of Cash Flow Information

Interest paid	–	–	–
Income tax paid	–	–	–

Non Cash Financing Activities::

Acquisition of subsidiary for Debt	–	–	1,000,000
Shares issuable for acquisition of intangible assets	510,000	–	510,000

(The accompanying condensed consolidated notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Condensed Consolidated Statement of Stockholders’ Equity (Deficit)

Period from August 5, 2010 (date of inception) to September 30, 2011

(Expressed in US dollars)

(unaudited)

	Common Stock		Additional Paid-in Capital	Share Subscriptions Receivable	Other Comprehensive Income/Loss	Deficit Accumulated During the Development Stage	Total
	Shares	Amount ($)	$	$	$	$	$
Balance, August 5, 2010 (Date of inception)	-	-	-	-	-	-	-
Issuance of founders’ shares	1	-	-	-	-	-	-
Issuance of shares for cash	474,647	237,323		30,000	-	-	267,323
Issuance of shares for services	3,670,319	435,160	-	-	-	-	435,160
Foreign currency translation	-	-	-	-	(39,292)	-	(39,292)
Net loss for the period	-	-	-	-	-	(894,120)	(894,120)
Balance, December 31, 2010	4,144,967	672,483	-	30,000	(39,292)	(894,120)	(230,929)

Common stock issued for cash	1,978,959	1,612,058	-	(30,000)	-	-	1,582,058
Common stock issued for services	434,726	362,484	-	-	-	-	362,484
Common stock issued in advance of services	350,000	350,000	-	-	-	-	350,000
Relative fair value of warrants attached to common stock sold for cash	-	-	73,791	-	-	-	73,791
Warrants granted for services	-	-	390,530	-	-	-	390,530
Foreign currency translation	-	-	-	-	37,997	-	37,997
Net loss for the period	-	-	-	-	-	(1,690,986)	(1,690,986)
Balance, September 30, 2011	6,908,652	2,997,025	464,321	-	(1,295)	(2,585,106)	874,945

(The accompanying condensed consolidated notes are an integral part of these financial statements)

Singapore Volition Pte. Ltd.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2011 and December 31, 2010

(Unaudited)

Note 1 - Condensed Financial Statements

The accompanying financial statements have been prepared by Singapore Volition Pte. Ltd (the “Company”) without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at September 30, 2011, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2010 audited financial statements.  The results of operations for the periods ended September 30, 2011 and 2010 are not necessarily indicative of the operating results for the full years.

Note 2 - Going Concern

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses since inception of $2,585,106 and currently has no revenues, which creates substantial doubt about its ability to continue as a going concern.

The future of the Company as an operating business will depend on its ability to obtain sufficient capital contributions and/or financing as may be required to sustain its operations. Management's plan to address this need includes, (a) continued exercise of tight cost controls to conserve cash, (b) receiving additional grant funds, and (c) obtaining additional financing through debt or equity financing.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

Note 3 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company also regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Principles of Consolidation

The accompanying consolidated financial statements for the period ended September 30, 2011 include the accounts of the Company and its wholly-owned subsidiaries, Belgian Volition SA and Hypergenomics Pte .. Ltd.  All significant intercompany balances and transactions have been eliminated.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of our consolidated financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s consolidated financial statements.

Singapore Volition Pte. Ltd.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2011 and December 31, 2010

(Unaudited)

Note 4 - Acquisitions and Subsidiaries

On September 22, 2010, the Company entered into a purchase agreement to acquire 100% of the outstanding shares of ValiBio SA from ValiRx Plc in exchange for $400,000 and issuance of common shares of the Company with a fair value of $600,000, issuable when the Company becomes a publicly-listed company.  The agreement closed on October 11, 2010.  Subsequent to the completion of the purchase, the Company changed the name of ValiBio SA to Belgian Volition SA.

The Company allocated the purchase price to the acquired assets and liabilities.  It was determined that the carrying value of these assets approximated their fair value at acquisition. The remaining purchase price was then allocated to the acquired intellectual property, namely patents.

Fair value of ValiBio SA net assets:	$

Cash and cash equivalents	(68)
Other current assets	34,526
Property and equipment	1,887
Intangible assets/patents	1,218,297
Accounts payable and other liabilities	(254,642)

Net assets on acquisition	1,000,000
Purchase price	(1,000,000)

Excess of fair value of net assets over purchase price	–

On June 19, 2011, the Company amended its purchase agreement with Valirx Plc to include the purchase of additional patents in exchange for an additional $510,000 payable in shares of the Company’s common stock.  The additional patents have been included within the Company’s intangible assets.

As of September 30, 2011, the Company owed $1,110,000 to be paid in shares of the Company’s common stock to ValiRX Plc as part of the acquisition of ValiBio SA and the additional patents (see Note 5).

On March 7, 2011, the Company formed Hypergenomics Pte Ltd. as a wholly-owned subsidiary which is a limited private company domiciled in Singapore.  The purpose of the formation was to hold and develop a segment of the acquired patents.

Note 5 - Related Party Transactions

Related Party Payables

As at September 30, 2011, the Company owed $188,955 (2010 - $245,867) to directors and officers of the Company and to other related parties.  The amounts represent expenses paid on behalf of the Company or amounts borrowed to help fund operations.  The amounts owing are unsecured, non-interest bearing, and due on demand.

Related Party Notes Payable

As at September 30, 2011, the Company owed $1,110,000 (2010 - $900,000) to ValiRX Plc ..  Of this amount $600,000 relates to the acquisition of ValiBio SA and $510,000 relates to the acquisition of further licenses and patent rights in June 2011 (see Note 4). These amounts are non-interest bearing and secured against the shares of ValiBio SA, and due by issuance of common shares of the Company once the Company becomes a publicly-listed entity.

During the nine months ended September 30, 2011, the Company made repayments of $255,807 and assumed an additional $510,000 in relation to acquisition of further licenses and patent rights (see Note 4).  During the period, the Company paid various accounts payable totaling $44,193 on behalf of ValiBio SA.  Accordingly, the Company had reduced the amount owed to ValiBio by $44,193.

Singapore Volition Pte. Ltd.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2011 and December 31, 2010

(Unaudited)

Note 6 – Grant Repayable

Walloon Region Grant

On March 16, 2010, the Company entered into an agreement with the Walloon Region government in Belgium wherein the Walloon Region would fund up to a maximum of $1,424,993 (€1,048,020) to help fund the research endeavors of the Company.  The Walloon Region agreed to provide working capital of $570,095 (€419,280), which was received by the Company during January 2011.  Additional funds have continued to be provided for approved expenditures.  The Company will be obligated to pay a minimum of $427,498 (€314,406) if the project is deemed to be a failure under the terms of the agreement.  If the project is deemed a success, the Company will pay both the minimum of $427,498 (€314,406) and a 6% royalty on all relevant sales. The maximum amount payable due to the Walloon Region is twice the amount of funding received.

All amounts received under the grant will be recorded as a grant repayable until a determination as to the success of the project is determined.  As at September 30, 2011, the Company had received a total of $653,563 (€480,667) in grants which is reflected as a grant re payable.

Note 7 - Common Stock

During the nine month period ended September 30, 2011, the Company issued 1,978,959 shares of common stock, at prices ranging from $0.50 to $1.20 per share, for net cash proceeds of $1,685,851.  Attached to various share issuances totaling 370,000 shares were 300,000 warrants.  Each warrant is immediately exercisable for a period of five years at $0.50 per share.  The warrants were valued using the Black-Scholes Option Pricing model using the following assumptions:  Five-year term, $0.50 stock price, $0.50 exercise price, 190% volatility, 2.00% risk free rate.  The Company has allocated $73,791 of the total $150,000 in proceeds to the value of the warrants.

During the nine month period ended September 30, 2011, the Company issued 434,726 shares of common stock to consultants, employees and directors for services. The stock was valued at $362484 , at prices ranging from $0.50 to $1.00 per share.  Values were based on the most recent cash issuance prices relative to the grant date as this was determined to be the most readily determinable value in accordance with ASC  718 and ASC 505.

During the nine month period ended September 30, 2011, the Company issued 350,000 shares of common stock to a related party in advance for research and development and investment relation services to be performed over a five year period.  The shares were valued at $1.00 per share based on the most recent cash issuance prices relative to the grant date s as this was determined to be the most readily determinable value in accordance with ASC  718 and ASC 505.

The Company will expense the shares monthly as services are provided.  Because the shares are fully vested and non-forfeitable, the shares were valued based on the current market price on the grant date and will be amortized over the life of the agreement.

Note 8 - Warrants

The Company has calculated the estimated fair market value of the warrants granted to employees and non-employees in exchange for services using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $0.50-$1.00; expected term of five years, exercise price of $0.50, a risk free interest rate of 1.45%-2.14%, a dividend yield of 0% and volatility of 190%.

During the nine months ended September 30, 2011, the Company issued 300,000 warrants attached to the issuance of 370,000 shares.  The Company has allocated $73,791 of the total $150,000 in proceeds to the value of the warrants.  The warrants are exercisable immediately for five years at an exercise price of $0.50.

The Company also issued 450,000 warrants valued at $390,530 for services rendered to the Company.  The warrants are exercisable immediately for five years at exercise prices of $0.50 and $1.05.

Singapore Volition Pte. Ltd.

(A Development Stage Company)

Notes to the Financial Statements

September 30, 2011 and December 31, 2010

(Unaudited)

Note 8 - Warrants (continued)

Below is a table summarizing the warrants issued and outstanding as of September 30, 2011.

Date	Number	Exercise	Contractual	Expiration	Value if
Issued	Outstanding	Price	Life (Years)	Date	Exercised
12/31/10	-	$-	-	-	$-
03/15/11	200,000	0.50	5	3/15/2016	100,000
03/24/11	100,000	0.50	5	3/24/2016	50,000
04/01/11	100,000	0.50	5	4/1/2016	50,000
06/21/11	100,000	0.50	5	6/21/2016	50,000
07/13/11	250,000	1.05	5	07/13/16	262,500
09/30/11	750,000	0.68	-	-	512,500

Note 9 - Subsequent Events

In accordance with ASC 855 Company management reviewed all material events through January 9, 2012 and determined that there are no material subsequent events to report other than those listed below.

On September 26, 2011, the Company entered into a share exchange agreement with Standard Capital Corporation (“SCC”) whereby SCC acquired 6,908,652 (100 percent) of the issued and outstanding common shares of the Company in exchange for 6,908,652 common shares of SCC. Upon completion of the transaction, the former shareholders of the Company owned 6,908,652 shares of the Company’s common stock, representing approximately 85% of the outstanding common stock of the Company.  As a result, the acquisition has been recorded as a reverse merger with the Company being treated as the accounting acquirer and SCC as the legal acquirer (accounting acquiree).